SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2004

PFSWEB, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-28275	75-2837058

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 NORTH CENTRAL EXPRESSWAY
PLANO, TX 75074
(Address of principal executive offices)

(972) 881-2900
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

ITEM 5. Other Events
SIGNATURE
Press Release

ITEM 5. Other Events

     On May 19, 2004, PFSweb, Inc. issued a press release regarding its presentation at the sixth annual AeA Micro Cap Financial Conference in Monterey, California. A copy of the related press release is attached as Exhibit 99.1.

Exhibit No.	Description
99.1	Press Release Issued May 19, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.
Dated: May 20, 2004	By:	/s/ THOMAS J. MADDEN
Thomas J. Madden
Executive Vice President, Chief Financial and Accounting Officer